Exhibit 10.2

FIRST AMENDMENT TO EMPLOYEE STOCK OPTION AGREEMENTS

This First Amendment (this “Amendment”) to the Employee Stock Option Agreements (the “Agreements”) listed on Exhibit A hereto by and between __________ (the “Optionee”) and American Equity Investment Life Holding Company (the “Company”) is made effective as of __________ __, 20__, between the Company and the Optionee. All capitalized terms used but not defined herein shall have the meanings set forth in the Agreements.

WHEREAS, the parties desire to amend the Agreements as set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Optionee hereby agree as follows

1.    Section 2(b) of the Agreement is deleted and is replaced in its entirety by the following:

(b)    Right to Exercise. This Option shall be exercisable by the Optionee during the term of the Option. If the Optionee should die during the option period, the option privileges may be exercised in full by the legal representative of the Optionee’s estate, or by the person or persons to whom the Optionee’s rights under the Option shall have passed by will or the laws of descent and distribution within one (1) year after the Optionee’s date of death. However, nothing contained within this statement shall be construed to extend the ultimate term of this Option beyond the period of time as set out above in paragraph 2.

2.    The Amendment shall be governed by and construed under the laws of the State of Iowa.

3.    The Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

4.    Except as modified by the Amendment, the Agreements shall remain unmodified and in full force and effect.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed the Amendment as of the date first above written.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

By:
John M. Matovina, CEO and President

OPTIONEE:

Name:

EXHIBIT A